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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 19, 2001



                                 ORBIT/FR, INC.
                                 --------------

             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-22583                  23-2874370

(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)



                               506 PRUDENTIAL ROAD
                           HORSHAM, PENNSYLVANIA 19044
                    (Address of principal executive offices)


                                 (215) 674-5100
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On April 18, 2001, we received a letter from The Nasdaq Stock Market, Inc. notifying us that our common stock has failed to meet the Nasdaq National Market continued listing requirement for minimum market value of public float. We issued a press release on April 19, 2001, announcing our receipt of the letter from The Nasdaq Stock Market. The press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      Exhibits

                           Exhibit 99.1     Press release, dated April 19, 2001





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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     ORBIT/FR, INC.


Date:  April 20, 2001                                By:  /s/ Ze'ev Stein

                                                     ---------------------
                                                     Ze'ev Stein
                                                     Chief Executive Officer





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EXHIBIT INDEX

Exhibit Number             Description
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99.1                       Press Release, Dated April 19, 2001









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